Exhibit 10.3

Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001
December 12, 2008
Via Hand Delivery
Ted T. Cecala
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Re:	United States Department of Treasury Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”)
Dear Ted:
          Wilmington Trust Corporation (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”) that provides for the Company’s participation in the CPP. If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.
          For the Company to participate in the CPP and as a condition to the closing of the investment by the Treasury contemplated by the Purchase Agreement, the Company is required to establish certain standards for incentive compensation to its senior executive officers, as defined by TARP (an “SEO”), and to make certain changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits you will receive as a result of the Company’s participation in the CPP, you agree as follows:

1.	No Golden Parachute Payments. The Company is prohibiting any Golden Parachute Payment to you during any “CPP Covered Period.” A “CPP Covered Period” is any period during which Treasury holds an equity or debt position acquired from the Company in the CPP.

2.	Recovery of Bonus and Incentive Compensation. Any bonus or incentive compensation paid to you during a CPP Covered Period is subject to recovery, or “clawback,” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria. You will repay us any such amounts within 90 days of our notice to you that any such compensation has been paid to you.

3.	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive, and other benefit plans, arrangements, and agreements (including golden parachute, severance, and employment agreements) (collectively, “Compensation

Arrangements”) with respect to you hereby is amended to the extent necessary to give effect to Sections 1 and 2 above. You hereby release and forever discharge the Company and its affiliates, successors, and assigns (each, a “Releasee”) from any and all claims, both at law and in equity, in connection with this letter’s modification of your Compensation Arrangements. You hereby further irrevocably covenant to refrain from, directly or indirectly, asserting any claim or demand, or commencing or instituting any proceeding of any kind, against any Releasee based upon any matter purported to be released in this Section 3.

In addition, as a result of the Company’s participation in the CPP, it is required to review its Compensation Arrangements to ensure they do not encourage SEOs to take unnecessary or excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Compensation Arrangements with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

Sections (1) and (2) of this letter are intended to, and will be interpreted, administered, and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the foregoing, to permit operation of the Compensation Arrangements in accordance with their terms before giving effect to this letter).

4.	Miscellaneous. To the extent of any conflict or inconsistency between the terms of this letter and the terms of any Compensation Arrangement, the terms of this letter will supersede the conflicting or inconsistent terms of that Compensation Arrangement. To the extent not subject to federal law, this letter will be governed by and construed in accordance with Delaware law. This letter may be executed in two or more counterparts, each of which will be deemed an original. A signature transmitted by facsimile will be deemed an original signature.

          Capitalized terms not defined herein have the meanings given to them in the attached appendix. Please acknowledge your agreement to these terms by signing and completing the date on the appropriate lines below.

Very truly yours,

WILMINGTON TRUST CORPORATION

By:	/s/ Robert V.A. Harra Jr.
Name:	Robert V.A. Harra Jr.
Title:	President

Intending to be legally bound, I agree
with and accept the foregoing terms
on the date set forth below.

/s/ Ted T. Cecala Ted T. Cecala

Date: December 12, 2008

Definitions and Interpretation. Capitized terms herein have the meanings set forth below:

•	“Senior Executive Officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	“Golden Parachute Payment” has the same meaning as in Section 111(b)(2)(C) of EESA.

•	“EESA” means the Emergency Economic Stabilization Act of 2008, as published in the Federal Register on October 20, 2008 and, as implemented by guidance or regulation issued by the Department of the Treasury.

•	“Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the closing date under the Purchase Agreement (the “Closing Date”)). You also will deliver a waiver pursuant to the Purchase Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	“CPP Covered Period” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11 (as in effect on the Closing Date).

•	Sections (1) and (2) of this letter are intended to, and will be interpreted, administered, and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the foregoing, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).

Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001
December 12, 2008
Via Hand Delivery
Robert V.A. Harra Jr.
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Re:	United States Department of Treasury Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”)
Dear Bob:
          Wilmington Trust Corporation (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”) that provides for the Company’s participation in the CPP. If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.
          For the Company to participate in the CPP and as a condition to the closing of the investment by the Treasury contemplated by the Purchase Agreement, the Company is required to establish certain standards for incentive compensation to its senior executive officers, as defined by TARP (an “SEO”), and to make certain changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits you will receive as a result of the Company’s participation in the CPP, you agree as follows:
1.	No Golden Parachute Payments. The Company is prohibiting any Golden Parachute Payment to you during any “CPP Covered Period.” A “CPP Covered Period” is any period during which Treasury holds an equity or debt position acquired from the Company in the CPP.

2.	Recovery of Bonus and Incentive Compensation. Any bonus or incentive compensation paid to you during a CPP Covered Period is subject to recovery, or “clawback,” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria. You will repay us any such amounts within 90 days of our notice to you that any such compensation has been paid to you.

3.	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive, and other benefit plans, arrangements, and agreements (including golden parachute, severance, and employment agreements) (collectively, “Compensation

Arrangements”) with respect to you hereby is amended to the extent necessary to give effect to Sections 1 and 2 above. You hereby release and forever discharge the Company and its affiliates, successors, and assigns (each, a “Releasee”) from any and all claims, both at law and in equity, in connection with this letter’s modification of your Compensation Arrangements. You hereby further irrevocably covenant to refrain from, directly or indirectly, asserting any claim or demand, or commencing or instituting any proceeding of any kind, against any Releasee based upon any matter purported to be released in this Section 3.

In addition, as a result of the Company’s participation in the CPP, it is required to review its Compensation Arrangements to ensure they do not encourage SEOs to take unnecessary or excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Compensation Arrangements with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

Sections (1) and (2) of this letter are intended to, and will be interpreted, administered, and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the foregoing, to permit operation of the Compensation Arrangements in accordance with their terms before giving effect to this letter).

4.	Miscellaneous. To the extent of any conflict or inconsistency between the terms of this letter and the terms of any Compensation Arrangement, the terms of this letter will supersede the conflicting or inconsistent terms of that Compensation Arrangement. To the extent not subject to federal law, this letter will be governed by and construed in accordance with Delaware law. This letter may be executed in two or more counterparts, each of which will be deemed an original. A signature transmitted by facsimile will be deemed an original signature.
          Capitalized terms not defined herein have the meanings given to them in the attached appendix. Please acknowledge your agreement to these terms by signing and completing the date on the appropriate lines below.

Very truly yours,

WILMINGTON TRUST CORPORATION

By: Name:	/s/ Ted T. Cecala Ted T. Cecala
Title:	Chairman of the Board and Chief Executive Officer

Intending to be legally bound, I agree
with and accept the foregoing terms
on the date set forth below.

/s/ Robert V.A. Harra Jr. Robert V.A. Harra Jr.

Date: December 12, 2008

     Definitions and Interpretation. Capitized terms herein have the meanings set forth below:
•	“Senior Executive Officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	“Golden Parachute Payment” has the same meaning as in Section 111(b)(2)(C) of EESA.

•	“EESA” means the Emergency Economic Stabilization Act of 2008, as published in the Federal Register on October 20, 2008 and, as implemented by guidance or regulation issued by the Department of the Treasury.

•	“Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the closing date under the Purchase Agreement (the “Closing Date”)). You also will deliver a waiver pursuant to the Purchase Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	“CPP Covered Period” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11 (as in effect on the Closing Date).

•	Sections (1) and (2) of this letter are intended to, and will be interpreted, administered, and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the foregoing, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).

Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001
December 12, 2008
Via Hand Delivery
Robert M. Balentine
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Re:	United States Department of Treasury Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”)
Dear Robert:
          Wilmington Trust Corporation (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”) that provides for the Company’s participation in the CPP. If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.
          For the Company to participate in the CPP and as a condition to the closing of the investment by the Treasury contemplated by the Purchase Agreement, the Company is required to establish certain standards for incentive compensation to its senior executive officers, as defined by TARP (an “SEO”), and to make certain changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits you will receive as a result of the Company’s participation in the CPP, you agree as follows:

1.	No Golden Parachute Payments. The Company is prohibiting any Golden Parachute Payment to you during any “CPP Covered Period.” A “CPP Covered Period” is any period during which Treasury holds an equity or debt position acquired from the Company in the CPP.

2.	Recovery of Bonus and Incentive Compensation. Any bonus or incentive compensation paid to you during a CPP Covered Period is subject to recovery, or “clawback,” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria. You will repay us any such amounts within 90 days of our notice to you that any such compensation has been paid to you.

3.	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive, and other benefit plans, arrangements, and agreements (including golden parachute, severance, and employment agreements) (collectively, “Compensation

Arrangements”) with respect to you hereby is amended to the extent necessary to give effect to Sections 1 and 2 above. You hereby release and forever discharge the Company and its affiliates, successors, and assigns (each, a “Releasee”) from any and all claims, both at law and in equity, in connection with this letter’s modification of your Compensation Arrangements. You hereby further irrevocably covenant to refrain from, directly or indirectly, asserting any claim or demand, or commencing or instituting any proceeding of any kind, against any Releasee based upon any matter purported to be released in this Section 3.

In addition, as a result of the Company’s participation in the CPP, it is required to review its Compensation Arrangements to ensure they do not encourage SEOs to take unnecessary or excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Compensation Arrangements with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

Sections (1) and (2) of this letter are intended to, and will be interpreted, administered, and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the foregoing, to permit operation of the Compensation Arrangements in accordance with their terms before giving effect to this letter).

4.	Miscellaneous. To the extent of any conflict or inconsistency between the terms of this letter and the terms of any Compensation Arrangement, the terms of this letter will supersede the conflicting or inconsistent terms of that Compensation Arrangement. To the extent not subject to federal law, this letter will be governed by and construed in accordance with Delaware law. This letter may be executed in two or more counterparts, each of which will be deemed an original. A signature transmitted by facsimile will be deemed an original signature.

          Capitalized terms not defined herein have the meanings given to them in the attached appendix. Please acknowledge your agreement to these terms by signing and completing the date on the appropriate lines below.

Very truly yours,

WILMINGTON TRUST CORPORATION

By:	/s/ Ted T. Cecala
Name:	Ted T. Cecala
Title:	Chairman of the Board and Chief Executive Officer

Intending to be legally bound, I agree
with and accept the foregoing terms
on the date set forth below.

/s/ Robert M. Balentine Robert M. Balentine

Date: December 12, 2008

Definitions and Interpretation. Capitized terms herein have the meanings set forth below:
•	“Senior Executive Officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	“Golden Parachute Payment” has the same meaning as in Section 111(b)(2)(C) of EESA.

•	“EESA” means the Emergency Economic Stabilization Act of 2008, as published in the Federal Register on October 20, 2008 and, as implemented by guidance or regulation issued by the Department of the Treasury.

•	“Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the closing date under the Purchase Agreement (the “Closing Date”)). You also will deliver a waiver pursuant to the Purchase Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	“CPP Covered Period” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11 (as in effect on the Closing Date).

•	Sections (1) and (2) of this letter are intended to, and will be interpreted, administered, and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the foregoing, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).

Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001
December 12, 2008
Via Hand Delivery
William J. Farrell II
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Re:	United States Department of Treasury Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”)
Dear Bill:
          Wilmington Trust Corporation (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”) that provides for the Company’s participation in the CPP. If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.
          For the Company to participate in the CPP and as a condition to the closing of the investment by the Treasury contemplated by the Purchase Agreement, the Company is required to establish certain standards for incentive compensation to its senior executive officers, as defined by TARP (an “SEO”), and to make certain changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits you will receive as a result of the Company’s participation in the CPP, you agree as follows:
1.	No Golden Parachute Payments. The Company is prohibiting any Golden Parachute Payment to you during any “CPP Covered Period.” A “CPP Covered Period” is any period during which Treasury holds an equity or debt position acquired from the Company in the CPP.

2.	Recovery of Bonus and Incentive Compensation. Any bonus or incentive compensation paid to you during a CPP Covered Period is subject to recovery, or “clawback,” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria. You will repay us any such amounts within 90 days of our notice to you that any such compensation has been paid to you.

3.	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive, and other benefit plans, arrangements, and agreements (including golden parachute, severance, and employment agreements) (collectively, “Compensation

Arrangements”) with respect to you hereby is amended to the extent necessary to give effect to Sections 1 and 2 above. You hereby release and forever discharge the Company and its affiliates, successors, and assigns (each, a “Releasee”) from any and all claims, both at law and in equity, in connection with this letter’s modification of your Compensation Arrangements. You hereby further irrevocably covenant to refrain from, directly or indirectly, asserting any claim or demand, or commencing or instituting any proceeding of any kind, against any Releasee based upon any matter purported to be released in this Section 3.

In addition, as a result of the Company’s participation in the CPP, it is required to review its Compensation Arrangements to ensure they do not encourage SEOs to take unnecessary or excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Compensation Arrangements with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

Sections (1) and (2) of this letter are intended to, and will be interpreted, administered, and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the foregoing, to permit operation of the Compensation Arrangements in accordance with their terms before giving effect to this letter).

4.	Miscellaneous. To the extent of any conflict or inconsistency between the terms of this letter and the terms of any Compensation Arrangement, the terms of this letter will supersede the conflicting or inconsistent terms of that Compensation Arrangement. To the extent not subject to federal law, this letter will be governed by and construed in accordance with Delaware law. This letter may be executed in two or more counterparts, each of which will be deemed an original. A signature transmitted by facsimile will be deemed an original signature.
          Capitalized terms not defined herein have the meanings given to them in the attached appendix. Please acknowledge your agreement to these terms by signing and completing the date on the appropriate lines below.

Very truly yours,

WILMINGTON TRUST CORPORATION

By: Name:	/s/ Ted T. Cecala Ted T. Cecala
Title:	Chairman of the Board and Chief Executive Officer

Intending to be legally bound, I agree
with and accept the foregoing terms
on the date set forth below.

/s/ William J. Farrell II William J. Farrell II

Date: December 12, 2008

     Definitions and Interpretation. Capitized terms herein have the meanings set forth below:
•	“Senior Executive Officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	“Golden Parachute Payment” has the same meaning as in Section 111(b)(2)(C) of EESA.

•	“EESA” means the Emergency Economic Stabilization Act of 2008, as published in the Federal Register on October 20, 2008 and, as implemented by guidance or regulation issued by the Department of the Treasury.

•	“Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the closing date under the Purchase Agreement (the “Closing Date”)). You also will deliver a waiver pursuant to the Purchase Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	“CPP Covered Period” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11 (as in effect on the Closing Date).

•	Sections (1) and (2) of this letter are intended to, and will be interpreted, administered, and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the foregoing, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).

Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001
December 12, 2008
Via Hand Delivery
David R. Gibson
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Re:	United States Department of Treasury Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”)
Dear Dave:
          Wilmington Trust Corporation (the “Company”) anticipates entering into a Securities Purchase Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”) that provides for the Company’s participation in the CPP. If the Company does not participate or ceases at any time to participate in the CPP, this letter shall be of no further force and effect.
          For the Company to participate in the CPP and as a condition to the closing of the investment by the Treasury contemplated by the Purchase Agreement, the Company is required to establish certain standards for incentive compensation to its senior executive officers, as defined by TARP (an “SEO”), and to make certain changes to its compensation arrangements. To comply with these requirements, and in consideration of the benefits you will receive as a result of the Company’s participation in the CPP, you agree as follows:
1.	No Golden Parachute Payments. The Company is prohibiting any Golden Parachute Payment to you during any “CPP Covered Period.” A “CPP Covered Period” is any period during which Treasury holds an equity or debt position acquired from the Company in the CPP.

2.	Recovery of Bonus and Incentive Compensation. Any bonus or incentive compensation paid to you during a CPP Covered Period is subject to recovery, or “clawback,” by the Company if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria. You will repay us any such amounts within 90 days of our notice to you that any such compensation has been paid to you.

3.	Compensation Program Amendments. Each of the Company’s compensation, bonus, incentive, and other benefit plans, arrangements, and agreements (including golden parachute, severance, and employment agreements) (collectively, “Compensation

Arrangements”) with respect to you hereby is amended to the extent necessary to give effect to Sections 1 and 2 above. You hereby release and forever discharge the Company and its affiliates, successors, and assigns (each, a “Releasee”) from any and all claims, both at law and in equity, in connection with this letter’s modification of your Compensation Arrangements. You hereby further irrevocably covenant to refrain from, directly or indirectly, asserting any claim or demand, or commencing or instituting any proceeding of any kind, against any Releasee based upon any matter purported to be released in this Section 3.

In addition, as a result of the Company’s participation in the CPP, it is required to review its Compensation Arrangements to ensure they do not encourage SEOs to take unnecessary or excessive risks that threaten the value of the Company. To the extent any such review requires revisions to any Compensation Arrangements with respect to you, you and the Company agree to negotiate such changes promptly and in good faith.

Sections (1) and (2) of this letter are intended to, and will be interpreted, administered, and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the foregoing, to permit operation of the Compensation Arrangements in accordance with their terms before giving effect to this letter).

4.	Miscellaneous. To the extent of any conflict or inconsistency between the terms of this letter and the terms of any Compensation Arrangement, the terms of this letter will supersede the conflicting or inconsistent terms of that Compensation Arrangement. To the extent not subject to federal law, this letter will be governed by and construed in accordance with Delaware law. This letter may be executed in two or more counterparts, each of which will be deemed an original. A signature transmitted by facsimile will be deemed an original signature.
          Capitalized terms not defined herein have the meanings given to them in the attached appendix. Please acknowledge your agreement to these terms by signing and completing the date on the appropriate lines below.

Very truly yours,

WILMINGTON TRUST CORPORATION

By: Name:	/s/ Ted T. Cecala Ted T. Cecala
Title:	Chairman of the Board and Chief Executive Officer

Intending to be legally bound, I agree
with and accept the foregoing terms
on the date set forth below.

/s/ David R. Gibson David R. Gibson

Date: December 12, 2008

     Definitions and Interpretation. Capitized terms herein have the meanings set forth below:
•	“Senior Executive Officer” means the Company’s “senior executive officers” as defined in subsection 111(b)(3) of EESA.

•	“Golden Parachute Payment” has the same meaning as in Section 111(b)(2)(C) of EESA.

•	“EESA” means the Emergency Economic Stabilization Act of 2008, as published in the Federal Register on October 20, 2008 and, as implemented by guidance or regulation issued by the Department of the Treasury.

•	“Company” includes any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the closing date under the Purchase Agreement (the “Closing Date”)). You also will deliver a waiver pursuant to the Purchase Agreement, and, as between the Company and you, the term “employer” in that waiver will be deemed to mean the Company as used in this letter.

•	“CPP Covered Period” shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11 (as in effect on the Closing Date).

•	Sections (1) and (2) of this letter are intended to, and will be interpreted, administered, and construed to, comply with Section 111 of EESA (and, to the maximum extent consistent with the foregoing, to permit operation of the Benefit Plans in accordance with their terms before giving effect to this letter).